Auditor's remuneration	12 Months Ended
Dec. 31, 2024
Auditor's remuneration.
Auditor's remuneration

4 Auditor’s remuneration

	2022 GBPm	2023 GBPm	2024 GBPm
Auditor’s remuneration
Payable to the auditors of RELX PLC	0.9	0.9	0.9
Payable to the auditors of the Group’s subsidiaries	8.4	8.0	7.2
Audit services	9.3	8.9	8.1
Audit-related assurance services	0.6	0.5	0.4
Other assurance services*	-	0.2	0.5
Total auditor’s remuneration	9.9	9.6	9.0

Amounts payable to the auditors of the Group’s subsidiaries include amounts for the audit of internal controls over financial reporting in accordance with the US Sarbanes-Oxley Act. The decrease in the 2024 audit fee is mainly due to changes in scope and foreign exchange movements. The previously reported 2023 fees paid to EY for audit services have been revised to include final fees for statutory audits which took place subsequent to the audit of the RELX consolidated accounts.